SECURITIES AND EXCHANGE COMMISSION

	WASHINGTON, D.C. 20549


	FORM 8-K


	Current Report Pursuant
	to Section 13 or 15(d) of the
	Securities Exchange Act of 1934


		December 14, 1995 (December 4, 1995)
Date of report (Date of earliest event reported)

			     MORRISON RESTAURANTS INC.
	(Exact Name of Registrant as Specified in Its Charter)

			     DELAWARE
	(State or Other Jurisdiction of Incorporation)

	  1-12454                           63-0475239
  (Commission File Number)               (I.R.S. Employer
					Identification No.)

	    4721 Morrison Drive
	    P.O.Box 160266
	    Mobile, Alabama                           36625
   (Address of Principal Executive Offices)          (Zip Code)

			 (334) 344-3000
	(Registrant's Telephone Number)

			      N/A
	(Former Name or Former Address, if Changed Since Last Report)









Item 5.         Other Events

	On December 4, 1995 the Registrant filed a preliminary proxy statement in connection with the proposed spin off of the Registrant's family dining and health care food and nutrition services businesses to create three separate publicly held corporations. The preliminary proxy statement contains restated financial statements of the Registrant reflecting the businesses proposed to be spun off through discontinued operations.

The purpose of this Form 8-K is to file the Independent Auditors Consent set forth as Exhibit 23 hereto.

Item 5(b)       Exhibits

The following Consent of Independent Auditors is annexed hereto as
Exhibit 23 to this Report.




Signatures

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



	   MORRISON RESTAURANTS INC.
			  (Registrant)


   12/14/95                      /s/ J. Russell Mothershed
    DATE                J. RUSSELL MOTHERSHED
				Senior Vice President, Finance
				 (Senior Vice President and
				Principal Accounting Officer)
















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